                                                                EXHIBIT 10.4.1
April 30, 1997





Mr. Morris Taradalsky
Executive Vice President
NetObjects, Inc.
2055 Woodside Road
Redwood, CA  94061

Dear Mr. Taradalsky:

This is Amendment Number 1 to NetObjects License Agreement L97063, between International Business Machines Corporation and NetObjects, Inc. dated March 18, 1997 (the "Agreement").

Capitalized terms used herein shall have the meanings set forth in the Agreement.

The following section shall be added to Exhibit B to the Agreement, entitled "Royalty Rate for Licensed Works":

Section 3.7 "Internal Copies" shall mean copies of the Licensed Works which are provided to Employees of IBM and IBM Subsidiaries, as well as agents and contractors working for and on behalf of IBM or an IBM Subsidiary, where such copies are intended for use by such persons to perform productive work on behalf of IBM or any IBM subsidiary, and not for resale.

In lieu of the Royalty Rates set forth in 3.1 through 3.5 of this Exhibit B, IBM shall pay NetObjects a one time fee of [***] dollars ($[***].00), within 45 days after this Amendment is executed by both parties, for all Internal Copies of NetObjects Fusion 2.0, and all upgrades thereto which are made available by
NetObjects during the first 12 months after the date of this Amendment.   After
the initial 12 month period, at IBM's option, and subject to the most favored customer pricing terms contained in Section 5.5 of the Agreement, IBM may elect:
1) to pay for individual Internal Copy upgrades at the per copy Royalty Rates set forth in Sections 3.1 though 3.5 of this Agreement, or 2) to pay a single Upgrade Fee for all copies calculated as follows:

Internal Copies Upgrade Fee = $[***]. multiplied by (retail price of upgrade divided by $[***].00)


*** Portions of this exhibit has been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.

Mr. Taradalsky
Page 2
April 30, 1997






Upon receipt of the payment required in this Section 3.7, three thousand (3,000) units shall be counted towards IBM's fulfillment of its Volume Commitment for the Initial Period. However, IBM shall be entitled to an unlimited number of Internal Copies of NetObjects Fusion 2.0.

All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Number 1 to be executed below by their duly authorized representatives.



ACCEPTED AND AGREED TO:



INTERNATIONAL BUSINESS                       NETOBJECTS, INC.
MACHINES CORPORATION

BY:     /s/ R.G. Anderegg                    BY:     /s/ Morris Taradalsky

NAME:   R.G. Anderegg                        NAME:   Morris Taradalsky

TITLE:  Assistant General Counsel            TITLE:  EVP Business Development

Date:   4/30/97                              Date:   4/30/97